Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made as of the 31st day of July, 2018 (the “Agreement Date”), by and between Great Lakes Dredge & Dock Corporation (the “Corporation”), with and on behalf of its wholly-owned subsidiary, Great Lakes Dredge & Dock Environmental & Infrastructure Solutions, LLC (the “Company”), and Christopher P. Shea (“Executive”).

RECITALS

WHEREAS, Executive is currently employed by the Company as the President of the Environmental & Infrastructure Division;

WHEREAS, Executive and the Company have previously agreed to and operated under the terms of an employment agreement dated November 2, 2015 (the “Original Agreement”); and

WHEREAS, Executive and the Company desire to amend the Original Agreement by entering into this Amendment.

NOW, THEREFORE, in consideration of foregoing and of other good and valuable consideration, including the compensation to be received by the Executive from the Company from time to time, and specifically the compensation to be received by the Executive described herein, the receipt and sufficiency of which the parties acknowledge, Executive and the Company, intending to be legally bound, agree as follows:

1.Incorporation of Preamble and Recitals.  The preamble and recitals to this Amendment are incorporated herein by reference and made a part of the agreement.

2.Definitions. Capitalized terms used and not otherwise defined in this Amendment have the respective meanings ascribed to such terms in the Original Agreement.

3.Term of Employment.  The first sentence of Section 1.1 of the Original Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Executive’s employment under this Agreement shall commence on November 2, 2015 (“Start Date”) and continue until the fourth annual anniversary of such date, unless terminated earlier pursuant to Article III herein (the “Initial Employment Term”).”

4.No Other Amendments.  Any terms of the Original Agreement that are not specifically amended or affected by the terms of this Amendment shall continue in full force and effect without modification.

5.Miscellaneous.  This Amendment constitutes the legally binding agreement of the Parties; may only be amended by further written agreement of equal dignity specifically referring to this Amendment and signed by all Parties; may be executed in one or more counterparts, each of which shall be enforceable as an original; may be executed and delivered by email attachment of a signed copy of the signature page with instructions to attach same to the agreed final document; and, along with the Original Agreement, constitutes the entire agreement of the Parties with respect to its subject matter.

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IN WITNESS WHEREOF, each of the parties hereto has duly executed this First Amendment to Employment Agreement as of the date first set forth above.

Great Lakes Dredge & Dock Corporation

By:  /s/Lasse Petterson

Name:  Lasse Petterson

Title:  CEO

Christopher P. Shea

/s/Christopher P. Shea

Address:

Phone:

Fax:

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